Exhibit H-1


                             GPU International, Inc.
                            EWG Organizational Chart


                       ---------------------------------
                      |                                 |
                      |     GPU International, Inc.     |
                      |                                 |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |         EI Selkirk, Inc.        |
                      |                                 |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        20%            |
                       ----------------|----------------
                      |                                 |
                      |   Selkirk Cogeneration Partners |
                      |       Limited Partnership       |
                      |               (EWG)             |
                      |           2 facilities          |
                      |           350 MW total          |
                      |---------------------------------|

                                                                     Exhibit H-1


                             GPU International, Inc.
                            EWG Organizational Chart


                       ---------------------------------
                      |                                 |
                      |                                 |
                      |     GPU International, Inc.     |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |      EI Canada Holding, Ltd.    |
                      |              (EWG)              |____________
                      |                                 |            |
                      |---------------------------------|            |
                                       |                       100%  |
                                       |                      -------|-------
                        100%           |                     |  EI Services  |
                       ________________|________________     |   Canada, Ltd.|
                      |                                 |    |     (EWG)     |
                      |      EI Brooklyn Power, Ltd.    |    |_______________|
                      |              (EWG)              |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                                       |
                            -----------|-----------
                           |                       |
                    100%   |                       |
                   --------|--------               |
                  |   EI Brooklyn   |              |
                  |Investments, Ltd.|              |
                  |      (EWG)      |              |
                  |-----------------|              |
                           |                       |
                     75.1% |                       | 1%
                       ----|-----------------------|----
                      |        Brooklyn Energy          |
                      |       Limited Partnership       |
                      |              (EWG)              |
                      |24 MW facility                   |
                      |---------------------------------|

                                                                     Exhibit H-1


                                 GPU Power, Inc.
                            EWG Organizational Chart


                       ---------------------------------
                      |                                 |
                      |        GPU Power, Inc.          |
                      |              (EWG)              |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |     Guaracachi America, Inc.    |
                      |              (EWG)              |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        50%            |
                       ----------------|----------------
                      |                                 |
                      |     Empresa Guaracachi S.A.     |
                      |              (EWG)              |
                      |3 facilities                     |
                      |216 MW total                     |
                      |---------------------------------|

                                                                     Exhibit H-1


                                 GPU Power, Inc.
                            EWG Organizational Chart


                       ---------------------------------
                      |                                 |
                      |        GPU Power, Inc.          |
                      |              (EWG)              |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |      EI Barranquilla, Inc.      |
                      |              (EWG)              |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        29%            |
                       ----------------|----------------
                      |                                 |
                      |      Termobarranquilla S.A.     |
                      |              (EWG)              |
                      |2 facilities                     |
                      |990 MW total                     |
                      |556 MW under construction        |
                      |---------------------------------|

                                                                     Exhibit H-1


                                 GPU Power, Inc.
                            EWG Organizational Chart


                       ---------------------------------
                      |                                 |
                      |        GPU Power, Inc.          |
                      |              (EWG)              |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      | Barranquilla Lease Holding, Inc.|
                      |               (EWG)             |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      | Los Amigos Leasing Company, Ltd.|
                      |               (EWG)             |
                      |                                 |
                      |---------------------------------|

                                                                     Exhibit H-1


                                 GPU Power, Inc.
                            EWG Organizational Chart


                       ---------------------------------
                      |                                 |
                      |        GPU Power, Inc.          |
                      |              (EWG)              |____
                      |                                 |    |
                      |                                 |    |
                      |---------------------------------|    |
                                       |                     |
                                       |                     |
                        100%           |                     |
                       ----------------|----------------     |
                      |                                 |    |
                      |         EI International        |    |
                      |              (EWG)              |    |
                      |                                 |    |
                      |---------------------------------|    |
                                       |                     |
                                       |                     |
                        99%            |                     |
                       ----------------|----------------     |
                      |                                 |    |
                      |      GPUI Colombia, Ltda.       |    | 1%
                      |             (EWG)   .           |____|
                      |                                 |
                      |                                 |
                      |---------------------------------|

                                                                     Exhibit H-1


                                 GPU Power, Inc.
                            EWG Organizational Chart


                       ---------------------------------
                      |                                 |
                      |        GPU Power, Inc.          |
                      |              (EWG)              |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |    Hanover Energy Corporation   |
                      |              (EWG)              |
                      |Inactive                         |
                      |---------------------------------|

                                                                     Exhibit H-1


                                 GPU Power, Inc.
                            EWG Organizational Chart


                       ---------------------------------
                      |                                 |
                      |        GPU Power, Inc.          |
                      |              (EWG)              |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |      EI Power (China), Inc.     |
                      |              (EWG)              |
                      |Inactive                         |
                      |---------------------------------|
                                       |
                                       |
                        50%            |
                       ----------------|----------------
                      |                                 |
                      |    China Power Partners, L.P.   |
                      |              (EWG)              |
                      |Inactive                         |
                      |---------------------------------|

                                                                     Exhibit H-1


                                 GPU Power, Inc.
                            EWG Organizational Chart


                       ---------------------------------
                      |                                 |
                      |        GPU Power, Inc.          |
                      |              (EWG)              |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |     EI Power (China) I, Inc.    |
                      |              (EWG)              |
                      | Inactive                        |
                      |---------------------------------|
                                       |
                                       |
                        50%            |
                       ----------------|----------------
                      |                                 |
                      | Ming Jiang Power Partners, L.P. |
                      |              (EWG)              |
                      |             Inactive            |
                      |---------------------------------|

                                                                     Exhibit H-1


                                 GPU Power, Inc.
                            EWG Organizational Chart


                       ---------------------------------
                      |                                 |
                      |        GPU Power, Inc.          |
                      |              (EWG)              |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |    EI Power (China) II, Inc.    |
                      |              (EWG)              |
                      |Inactive                         |
                      |---------------------------------|
                                       |
                                       |
                        50%            |
                       ----------------|----------------
                      |                                 |
                      |   Nanjing Power Partners, L.P.  |
                      |              (EWG)              |
                      |Inactive                         |
                      |---------------------------------|

                                                                     Exhibit H-1


                                 GPU Power, Inc.
                            EWG Organizational Chart


                       ---------------------------------
                      |                                 |
                      |        GPU Power, Inc.          |
                      |              (EWG)              |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |    EI Power (China) III, Inc.   |
                      |              (EWG)              |
                      |Inactive                         |
                      |---------------------------------|
                                       |
                                       |
                        50%            |
                       ----------------|----------------
                      |                                 |
                      | Zhuang He Power Partners, L.P.  |
                      |              (EWG)              |
                      |            Inactive             |
                      |---------------------------------|

                                                                     Exhibit H-1


                                 GPU Power, Inc.
                            EWG Organizational Chart


                       ---------------------------------
                      |                                 |
                      |         GPU Power, Inc.         |
                      |              (EWG)              |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      | Austin Cogeneration Corporation |
                      |              (EWG)              |
                      |             Inactive            |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |       Austin Cogeneration       |
                      |          Partners, L.P.         |
                      |              (EWG)              |
                      |Inactive                         |
                      |---------------------------------|

                                                                     Exhibit H-1


                                 GPU Power, Inc.
                            EWG Organizational Chart


                       ---------------------------------
                      |                                 |
                      |        GPU Power, Inc.          |
                      |              (EWG)              |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |       International Power       |
                      |          Advisors, Inc.         |
                      |              (EWG)              |
                      |Inactive                         |
                      |---------------------------------|

                                                                     Exhibit H-1



                                 GPU Power, Inc.
                            EWG Organizational Chart


                       ---------------------------------
                      |                                 |
                      |        GPU Power, Inc.          |
                      |              (EWG)              |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |   GPU Power Philippines, Inc.   |
                      |                                 |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        13.2%          |
                       ----------------|----------------
                      |                                 |
                      |       Magellan Utilities        |
                      |    Development Corporation      |
                      |                                 |
                      |---------------------------------|

                                                                     Exhibit H-1



                                 GPU Power, Inc.
                            EWG Organizational Chart


                       ---------------------------------
                      |                                 |
                      |        GPU Power, Inc.          |
                      |              (EWG)              |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |  GPU International Asia, Inc.   |
                      |                                 |
                      |              (EWG)              |
                      |                                 |
                      |---------------------------------|

                                                                     Exhibit H-1



                                 GPU Power, Inc.
                            EWG Organizational Chart


                       ---------------------------------
                      |                                 |
                      |        GPU Power, Inc.          |
                      |                                 |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |      GPUI Power Ireland, Inc.   |
                      |                                 |
                      |              (EWG)              |
                      |                                 |
                      |---------------------------------|

                                                                     Exhibit H-1


                               GPU Electric, Inc.
                            FUCO Organizational Chart


                       ---------------------------------
                      |                                 |
                      |       GPU Electric, Inc.        |
                      |             (FUCO)              |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |          GPU Australia          |
                      |          Holdings, Inc.         |
                      |             (FUCO)              |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |    Victoria Electric Holdings,  |
                      |               Inc.              |
                      |              (FUCO)             |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |     Victoria Electric, Inc.     |
                      |                                 |
                      |              (FUCO)             |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                         50%           |
                       ----------------|----------------
                      |                                 |
                      |          Solaris Power          |
                      |              (FUCO)             |
                      |       Distribution Company      |
                      |---------------------------------|

                                                                     Exhibit H-1


                               GPU Electric, Inc.
                            FUCO Organizational Chart


                       ---------------------------------
                      |                                 |
                      |       GPU Electric, Inc.        |
                      |            (FUCO)               |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |                                 |
                      |      EI UK Holdings, Inc.       |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                         50%           |
                       ----------------|----------------
                      |                                 |
                      |           Avon Energy           |
                      |        Partners Holdings        |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |           Avon Energy           |
                      |           Partners plc          |
                      |                                 |
                      |---------------------------------|
                                       |
                                       |
                        100%           |
                       ----------------|----------------
                      |                                 |
                      |    Midlands Electricity plc     |
                      |                                 |
                      |                                 |
                      |---------------------------------|

                                                                     Exhibit H-1


                             GPU PowerNet PTY., Ltd.
                              Organizational Chart



                      ---------------------------------
                     |                                 |
                     |         GPU Electric, Inc.      |
                     |                                 |
                     |              (FUCO)             |
                     |---------------------------------|
                                      |
                                      |
                         100%         |
                          ------------|--------------
                         |                           |
                         |        GPU Australia      |
        _________________|        Holdings, Inc.     |
       |                 |           (FUCO)          |
       |                 |---------------------------|
       |                              |
       |                              |
       |                 100%         |
       |                  ------------|--------------
       |                 |                           |
       |                 |  Australia Holdings, Inc  |
       |                 |                           |
       |                 |                           |
       |                 |---------------------------|
       |                              |
       |                              |
       |        ----------------------|----------------------
       |       |                      |                      |
       | 1%    |     99%     100%     |              100%    |
      -|-------|---------   ----------|----------   ---------|----------
     |                   | |                     | |                    |
     |   GPU PowerNet    | |     GPU PowerNet    | |      Austran       |
     |     Pty. Ltd.     | | Investment Pty. Ltd.| |Investment Pty. Ltd.|
     |    (Australia)    | |(Trustee to Trust A) | |(Trustee to Trust B)|
     |-------------------| |---------------------| |--------------------|